UNITED STATES

SECURITIES AND EXCHANGE

COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 14, 2014.

MERRIMAN HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-15831	11-2936371
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

250 Montgomery St., 16th Floor
San Francisco, CA 94104

 (Address of Principal Executive Offices)  (Zip Code)

Registrant's telephone number, including area code (415) 248-5600

(Former Name or Former Address, if Changed Since Last Report)

250 Montgomery Street, 16th Floor,

San Francisco, California  94104

Item 2.02	Results of Operations and Financial Condition

On August 14, 2014, Merriman Holdings, Inc. announced earnings for the second quarter of 2014.

Item 9.01(c)	Exhibits

99.1	Press Release announcing Merriman Holdings, Inc.’s earnings for the second quarter of 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Merriman Holdings, Inc.

Date: August 14, 2014	By:	/s/ D. JONATHAN MERRIMAN
D. Jonathan Merriman
Chief Executive Officer